UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
____________
Date of Report (Date of earliest event reported): November 2, 2016
CF Industries Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation) 4 Parkway North, Suite 400 Deerfield, IL (Address of principal executive office)	001-32597 (Commission File No.)	20-2697511 (I.R.S. Employer Identification Number) 60015 (Zip Code)

Registrant’s telephone number, including area code (847) 405-2400
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On November 2, 2016, CF Industries Holdings, Inc. issued a press release announcing its results for the quarter ended September 30, 2016. The press release is attached hereto as Exhibit 99.1.

The information set forth herein, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
Exhibit No.    Description of Exhibit

99.1	Press release dated November 2, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	November 2, 2016	CF INDUSTRIES HOLDINGS, INC.

		By:	/s/ Dennis P. Kelleher
		Name:	Dennis P. Kelleher
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 2, 2016

4